                      AMERICAN HONDA FINANCE CORPORATION
           Servicer's Certificate - Honda Auto Lease Trust 1999-A
      Distribution Date of February 15, 2000 for the Collection Period of
                  January 1, 2000 through January 31, 2000


POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                                                         3,300,158,606.28

Servicer Advance                                                                                             -
Servicer Payahead                                                                                 7,383,934.20
Number of Contracts                                                                                    172,598
Weighted Average Lease Rate (Discounted)                                                                 9.05%
Weighted Average Lease Rate                                                                              6.29%
Weighted Average Remaining Term                                                                          30.48
Servicing Fee Percentage (annual)                                                                        1.00%

POOL DATA - CURRENT MONTH
-------------------------
Aggregate Net Investment Value                                                                2,942,795,116.01
Number of Current Contracts                                                                            164,194
Weighted Average Lease Rate (Discounted)                                                                 9.04%
Weighted Average Lease Rate                                                                              6.28%
Weighted Average Remaining Term                                                                          23.52
--------------------------------------------------------------------------------------------------------------
RESERVE FUND:
Initial Deposit Amount                                                                          115,274,540.12
Specified Reserve Fund Percentage (if Tests i, ii and iii are satisfied)                                 5.50%
Specified Reserve Fund Amount (if Tests i, ii and iii are satisfied)                            181,145,705.90
Specified Reserve Fund Percentage (if Tests, i, ii or iii are not satisfied)                             6.50%
Specified Reserve Fund Amount (if Tests i, ii or iii are not satisfied)                         214,081,288.79

Beginning Balance                                                                               153,447,650.91
Net Investment Income Retained                                                                      730,076.72
Excess Reserve Amount Released                                                                               -
Deposit Amount                                                                                    5,034,757.13
Withdrawal Amount                                                                                            -
Ending Balance                                                                                  159,212,484.76
Specified Reserve Fund Balance                                                                  181,145,705.90
Net Investment Income                                                                               730,076.72

Cumulative Withdrawal Amount                                                                                 -
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
CREDIT LOSSES:                                                                 VEHICLE COUNT       AMOUNT
                                                                               -------------       ------
Contracts Charged-off During the Collection Period                                   227
Discounted Principal Balance                                                                      4,199,570.27
Net Liquidation Proceeds for the Collection Period                                               (3,198,308.28)
Recoveries - Previously Charged-off Contracts                                                       214,738.41

     Aggregate Credit Losses for the Collection Period                                              786,523.58

Repossessions for the Collection Period                                                                    107
Cumulative Credit Losses for all Periods                                                          2,703,197.42

RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE
FOR EACH COLLECTION PERIOD:
  Second Preceding Collection Period                                                                     0.28%
  First Preceding Collection Period                                                                      0.27%
  Current Collection Period                                                                              0.32%
--------------------------------------------------------------------------------------------------------------
TEST (i)(CHARGE-OFF RATE TEST)
------------------------------
Three Month Average                                                                                      0.29%
Charge-off Rate Test (Test satisfied if < = 1.5%)                                       Test Satisfied
--------------------------------------------------------------------------------------------------------------


                                                                                                                     Discounted
DELINQUENT CONTRACTS:                                                                  Percent  Accounts  Percent  Priopa Balance
                                                                                       -------  --------  -------  --------------
31-60 Days Delinquent                                                                   0.74%     1,220     0.73%   21,557,027.11
61-90 Days Delinquent                                                                   0.20%       324     0.20%    5,846,317.89
Over 90 Days Delinquent                                                                 0.09%       149     0.09%    2,731,623.83
Total Delinquencies                                                                               1,693             30,134,968.93

RATIO OF NUMBER OF CONTRACTS DELINQUENT MORE THAN 60 DAYS TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                        0.19%
  First Preceding Collection Period                                                                                         0.22%
  Current Collection Period                                                                                                 0.29%
---------------------------------------------------------------------------------------------------------------------------------
TEST (ii)(DELINQUENCY RATE TEST)
Three Month Average                                                                                                         0.23%
Delinquency Rate Test (Test satisfied if < = 1.5%)                                                          Test Satisfied


------------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                           VEHICLES
                                                                                      --------
Matured Lease Vehicle Inventory Sold                                                     5         88,825.99
Net Liquidation Proceeds                                                                          (80,320.00)
Net Residual Value (Gain) Loss                                                                      8,505.99
Cumulative Residual Value (Gain) Loss all periods                                                  13,831.13

                                                                                       Average         Average
                                                    Number       Scheduled   Sale    Net Liquidation  Residual
                                                     Sold        Maturities  Ratio      Proceeds        Value
MATURED VEHICLES SOLD FOR                           ------       ----------  -----   ---------------  ---------
EACH COLLECTION PERIOD:

  Second Preceding Collection Period                  1              4       25.00%   15,255.89       14,307.15
  First Preceding Collection Period                   5              9       55.56%   15,701.40       17,163.93
  Current Collection Period                           5             14       35.71%   16,064.00       17,765.20
  Three Month Average                                                                 15,673.76       16,412.09
                                                                                                      ---------

Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                          95.50%
--------------------------------------------------------------------------------------------------------------------------------


                                                                                                      Current Period
TEST (iii) (RESIDUAL VALUE TEST)                                                                       Amount/Ratio   Test Met?
------------------------------                                                                        --------------  ---------
a) Number of Vehicles Sold  > 45% of Scheduled Maturities and > = 500 Scheduled Maturities               35.71%          Yes
b) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Average Residual Values                      95.50%          Yes
Residual Value Test (Test satisfied if tests a and b = Yes)                                                         Test Satisfied
-------------------------------------------------------------------------------------------------------------------------------

SERVICER'S FEE DUE:                                                  AMOUNT
                                                                     ------
Prior Cumulative Servicer's Fee Shortfall                                       -
Servicer's Fee Due This Collectoin Period                            2,487,334.99
Servicer's Fee Paid                                                  2,487,334.99

Current Cumulative Servicer's Fee Shortfall                                     -
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
ADVANCES AND PAYAHEADS:                                              AMOUNT
                                                                     ------
ADVANCES
Prior Outstanding Servicer Advances                                  1,177,884.52
Net Advance/(Recovery) This Period                                     184,716.73
Nonrecoverable Prior Advances                                         (185,824.34)
Current Outstanding Servicer Advances                                1,176,776.91
PAYAHEAD ACCOUNT
Prior Outstanding Payahead Balance                                   7,755,837.22
Net Allocation/(Collections) of Advanced Payments This Period          358,140.89
Current Outstanding Payahead Balance                                 7,397,696.33
----------------------------------------------------------------------------------

                                                                              Securities     Class A1     Class A2   Class A3
                                                                Total       Balance (99.8%)   Balance      Balance    Balance
----------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
Interest
  Scheduled Interest Collections                             21,860,897.27  21,817,175.48

  Interest Related To Prepayments in Full                       241,978.61     241,494.65
  Interest Related To Full Term and Over Term Payoffs             3,734.68       3,727.21
  Interest Related to Reallocation Payments                       2,434.23       2,429.36
  Excess Liquidation Processes                                           -              -
  Recoveries                                                    214,738.41     214,308.93
     Available Interest                                      22,323,783.20  22,279,135.63
Principal
  Scheduled Principal Collections                            29,069,198.99  29,011,060.59
  Prepayments in Full                                         8,229,188.69   8,212,730.31
  Full Term and Over Term Payoffs                               406,467.15     405,654.22
  Reallocation Payment                                           13,625.52      13,598.27
  Net Liquidation Proceeds                                    3,278,628.28   3,272,071.02
     Available Principal                                     40,997,108.63  40,915,114.41

Withdrawal from Reserve Fund                                             -
Total of Sources for Distribution                            63,320,891.83

Distributions:
Interest
  Transferor interest                                            39,672.90
  Capped Trustee Fees                                                    -              -
  Class A Interest                                           14,016,768.18  14,016,768.18     315,059.84  1,821,250.00  2,033,333.33
  Class A Interest Carryover Shortfalls                                  -              -              -             -             -
  Class B Interest                                              365,750.00     365,750.00
  Class B Interest Carryover Shortfalls                                  -              -
  Class C Interest                                              379,500.00     379,500.00
  Class C Interest Carryover Shortfalls                                  -              -
  Capped Contingent and Excess Liability Premiums                        -              -
  Capped Origination Trust Administrative Expenses                       -              -
  Other Capped Trustee Fees                                              -              -
  Servicer's fee                                              2,487,334.99   2,482,360.32
  Unpaid Servicer's Fees Related to Prior Collection Periods             -              -
  Reserve Fund Deposit                                        5,034,757.13   5,034,757.13
  Certificate Interest                                                   -              -
  Certificate Interest Carryover Shortfall                               -              -
  Class A Covered Loss Amount                                            -              -              -             -             -
  Class A Note Principal Loss Amount/Class A Note Principal              -              -              -             -             -
  Carryover Shortfall                                                    -              -
  Class B Covered and Uncovered Loss Amount                              -              -
  Class C Covered and Uncovered Loss Amount                              -              -
  Class B Note Principal Loss Carryover Shortfall                        -              -
  Class C Note Principal Loss Carryover Shortfall                        -              -
  Certificate Principal Loss Amount/Certificate Principal                                                            -
  Carryover Shortfall                                                    -              -
  Uncapped Administrative Expenses (paid to the Trustees)                -              -
  Excess Interest to Transferor                                          -
    Total Distributions of Interest                          22,323,783.20  22,279,135.63     315,059.84  1,821,250.00  2,033,333.33

Principal
  Transferor Principal                                           81,994.22
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes      40,915,114.41  40,915,114.41  40,915,114.41
  Principal Distribution to A-5, B and C Notes                           -              -
  Principal Distribution to Certificates                                 -              -
     Total Distributions of Principal                        40,997,108.63  40,915,114.41  40,915,114.41

Note/Certificate Interest Carryover Shortfalls
  Beginning Balance                                                          6,901,763.98              -             -             -
  Current Period Increase (Decrease)                                         1,262,351.00              -             -             -
  Ending Balance                                                             8,164,114.98              -             -             -
Note/Certificate Principal Loss Amount
  Beginning Balance                                           1,935,997.75   1,932,125.75              -             -             -
  Current Period Increase (Decrease)                          1,020,899.96   1,018,858.16              -             -             -
  Ending Balance                                              2,956,897.71   2,950,983.91              -             -             -



                                                                 Class A4     Class A5     Class B      Class C
                                                                 Balance      Balance      Balance      Balance
------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
Interest
  Scheduled Interest Collections

  Interest Related To Prepayments in Full
  Interest Related To Full Term and Over Term Payoffs
  Interest Related to Reallocation Payments
  Excess Liquidation Processes
  Recoveries
     Available Interest
Principal
  Scheduled Principal Collections
  Prepayments in Full
  Full Term and Over Term Payoffs
  Reallocation Payment
  Net Liquidation Proceeds
     Available Principal

Withdrawal from Reserve Fund
Total of Sources for Distribution

Distributions:
Interest
  Transferor interest
  Capped Trustee Fees
  Class A Interest                                             5,375,000.00  4,472,125.00
  Class A Interest Carryover Shortfalls                                   -             -
  Class B Interest                                                                         365,750.00
  Class B Interest Carryover Shortfalls                                                             -
  Class C Interest                                                                                      379,500.00
  Class C Interest Carryover Shortfalls                                                                          -
  Capped Contingent and Excess Liability Premiums
  Capped Origination Trust Administrative Expenses
  Other Capped Trustee Fees
  Servicer's fee
  Unpaid Servicer's Fees Related to Prior Collection Periods
  Reserve Fund Deposit
  Certificate Interest
  Certificate Interest Carryover Shortfall
  Class A Covered Loss Amount                                             -             -           -            -
  Class A Note Principal Loss Amount/Class A Note Principal               -             -           -            -
  Carryover Shortfall
  Class B Covered and Uncovered Loss Amount                                                         -
  Class C Covered and Uncovered Loss Amount                                                                      -
  Class B Note Principal Loss Carryover Shortfall                                                   -
  Class C Note Principal Loss Carryover Shortfall                                                                -
  Certificate Principal Loss Amount/Certificate Principal                                                        -
  Carryover Shortfall
  Uncapped Administrative Expenses (paid to the Trustees)
  Excess Interest to Transferor
    Total Distributions of Interest                            5,375,000.00  4,472,125.00  365,750.00   379,500.00

Principal
  Transferor Principal
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes                   -             -           -            -
  Principal Distribution to A-5, B and C Notes                                                      -            -
  Principal Distribution to Certificates
     Total Distributions of Principal                                     -             -           -            -

Note/Certificate Interest Carryover Shortfalls
  Beginning Balance                                                       -             -           -            -
  Current Period Increase (Decrease)                                      -             -           -            -
  Ending Balance                                                          -             -           -            -
Note/Certificate Principal Loss Amount
  Beginning Balance                                                       -             -           -            -
  Current Period Increase (Decrease)                                      -             -           -            -
  Ending Balance                                                          -             -           -            -




                                                               Certificate   Transferor Interest
                                                                 Balance           Balance
------------------------------------------------------------------------------------------------
COLLECTIONS:
Interest
  Scheduled Interest Collections                                                43,721.79

  Interest Related To Prepayments in Full                                          483.95
  Interest Related To Full Term and Over Term Payoffs                                7.47
  Interest Related to Reallocation Payments                                          4.87
  Excess Liquidation Processes                                                          -
  Recoveries                                                                       429.48
     Available Interest                                                         44,647.57
Principal
  Scheduled Principal Collections                                               58,138.40
  Prepayments in Full                                                           16,458.38
  Full Term and Over Term Payoffs                                                  812.93
  Reallocation Payment                                                              27.25
  Net Liquidation Proceeds                                                       6,557.26
     Available Principal                                                        81,994.22

Withdrawal from Reserve Fund
Total of Sources for Distribution

Distributions:
Interest
  Transferor interest                                                           39,672.90
  Capped Trustee Fees
  Class A Interest
  Class A Interest Carryover Shortfalls
  Class B Interest
  Class B Interest Carryover Shortfalls
  Class C Interest
  Class C Interest
  Capped Contingent and Excess Liability Premiums
  Capped Origination Trust Administrative Expenses
  Other Capped Trustee Fees
  Servicer's fee                                                                 4,974.67
  Unpaid Servicer's Fees Related to Prior Collection Periods                            -
  Reserve Fund Deposit                                                     -
  Certificate Interest                                                     -
  Certificate Interest Carryover Shortfall
  Class A Covered Loss Amount
  Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall
  Class B Covered and Uncovered Loss Amount
  Class C Covered and Uncovered Loss Amount
  Class B Note Principal Loss Carryover Shortfall
  Class C Note Principal Loss Carryover Shortfall
  Certificate Principal Loss Amount/Certificate Principal
  Carryover Shortfall
  Uncapped Administrative Expenses (paid to the Trustees)                 -
  Excess Interest to Transferor                                                         -
    Total Distributions of Interest                                       -     44,647.57

Principal
  Transferor Principal
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes                          81,994.22
  Principal Distribution to A-5, B and C Notes
  Principal Distribution to Certificates                                  -
     Total Distributions of Principal                                     -      81,994.22

Note/Certificate Interest Carryover Shortfalls
  Beginning Balance                                            6,901,763.98
  Current Period Increase (Decrease)                           1,262,351.00
  Ending Balance                                               8,164.114.98
Note/Certificate Principal Loss Amount
  Beginning Balance                                            1,932,125.75      3,872.00
  Current Period Increase (Decrease)                           1,018,858.16      2,041.00
  Ending Balance                                               2,950,983.91      5,913.80


                                                                          Securities    Class A 1      Class A 2     Class A 3
                                                       Total            Balance (99.8%)   Balance       Balance      Balance
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                             22,323,783.20   22,279,135.63      315,059.84    1,821,250.00    2,033,333.33
  Principal Distributions                            40,997,108.63   40,915,114.41   40,915,114.41               -               -
     Total Distributions                             63,320,891.83   63,194,250.05   41,230,174.26    1,821,250.00    2,033,333.33

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)          3,300,158,606.28
  Initial Note/Certificate Balance                                3,293,558,289.00  380,000,000.00  360,000,000.00  400,000,000.00
  Percent of ANIV                                                           99.80%          11.51%          10.91%          12.12%
  Class Allocation Percentage                                                               12.89%          12.22%          13.57%
  Note/Certificate Factor                                                                    1.00            1.00            1.00
  Note/Certificate Rate                                                                     5.445%          5.875%          6.100%
  Servicer Advance
  Servicer Payahead                                  7,383,934.30
  Number of Contracts                                     172,598
  Weighted Average Lease Rate                               6.29%
  Weighted Average Lease Rate (Discounted)                  9.05%
  Weighted Average Remaining Term                           30.48
  Servicing Fee Percentage                                  1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value (ANIV)          2,984,801,992.63
  Note/Certificate Balance                                        2,978,832,388.57   67,194,847.80  360,000,000.00  400,000,000.00
  Percent of ANIV                                                           99.80%           2.25%          12.06%          13.40%
  Class Allocation Percentage                                                                2.55%          13.67%          15.18%
  Note/Certificate Factor                                                                    0.18            1.00            1.00
  Servicer Advance                                   1,177,884.52
  Servicer Payahead                                  7,755,837.22
  Number of Contracts                                     164,926
  Weighted Average Lease Rate                               6.28%
  Weighted Average Lease Rate (Discounted)                  9.04%
  Weighted Average Remaining Term                           24.51
  Servicing Fee Percentage                                  1.00%
  Number of Days in the Accrual Period                                          31             31              30              30

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value (ANIV)         2,942,795,116.01
  Note/Certificate Balance                                        2,936,909,525.72   26,279,733.39  360,000,000.00  400,000,000.00
  Percent, of ANIV                                                          99.80%           0.89%          12.23%          13.59%
  Class Allocation Percentage                                                                1.01%          13.88%          15.42%
  Note/Certificate Factor                                                                    0.07            1.00            1.00
  Servicer Advance                                   1,176,776.91
  Servicer Payahead                                  7,397,696.33
  Number of Contracts                                     164,194
  Weighted Average Lease Rate                               6.28%
  Weighted Average Lease Rate (Discounted)                  9.04%
  Weighted Average Remaining Term                           23.52
  Servicing Fee Percentage                                  1.00%
  Number of Days in the Accrual Period                                          31             31              30              30



                                                        Class A 4    Class A 5       Class B         Class C
                                                         Balance      Balance        Balance         Balance
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                              5,375,000.00     4,472,125.00     365,750.00     379,500.00
  Principal Distributions                                        -                -              -              -
     Total Distributions                              5,375,000.00     4,472,125.00     365,750.00     379,500.00

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                 1,000,000,000.00  807,000,000.00  66,000,000.00  66,000,000.00
  Percent of ANIV                                            30.30%          24.45%          2.00%          2.00%
  Class Allocation Percentage                                33.93%          27.38%        100.00%        100.00%
  Note/Certificate Factor                                     1.00            1.00           1.00           1.00
  Note/Certificate Rate                                      6.450%          6.650%         6.650%          6.90%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value (ANIV)            1,000,000,000.00  807,000,000.00  66,000,000.00  66,000,000.00
  Note/Certificate Balance                                   33.50%          27.04%          2.21%          2.21%
  Percent of ANIV                                            37.96%          30.64%        100.00%        100.00%
  Class Allocation Percentage                                 1.00            1.00           1.00           1.00
  Note/Certificate Factor
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                           30              30             30            30

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                         1,000,000,000.00  807,000,000.00  66,000,000.00  66,000,000.00
  Percent, of ANIV                                           33.98%          27.42%          2.24%          2.24%
  Class Allocation Percentage                                38.56%          31.12%        100.00%        100.00%
  Note/Certificate Factor                                     1.00            1.00           1.00           1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                           30             30             30            30




                                                          Certificate         Transferor Interest
                                                            Balance                Balance
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                                                          44,647.57
  Principal Distributions                                                         81,994,22
     Total Distributions                                                         126,641.78

ORIGINAL DEAL PARAMETER
  Aggregate Met Investment Value (ANIV)
  Initial Note/Certificate Balance                            214,558,289.00   6,600,317.28
  Percent of ANIV                                                      6.50%          0.20%
  Class Allocation Percentage                                        100.00%
  Note/Certificate Factor                                              1.00
  Note/Certificate Rate                                               6.900%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                    212,637,540.77   5,969,604.06
  Percent of ANIV                                                      7.12%          0.20%
  Class Allocation Percentage                                        100.00%
  Note/Certificate Factor                                               0.99
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                    30

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                    211,629,792.33  5,885,590.29
  Percent, of ANIV                                                     7.19%         0.20%
  Class Allocation Percentage                                        100.00%
  Note/Certificate Factor                                               0.99
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                  30
